Summary Prospectus July 31, 2010,

as supplemented May 31, 2011 and June 2, 2011

Virtus Balanced Fund

A: PHBLX	B: PBCBX	C: PSBCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated July 31, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has investment objectives of reasonable income, long-term capital growth and conservation of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 74 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 47 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.55%	0.56%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(b)	0.38%	0.38%	0.36%
Total Annual Fund Operating Expenses	1.18%	1.93%	1.93%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$688	$928	$1,187	$1,924
Class B	Sold	$596	$806	$1,042	$2,059
	Held	$196	$606	$1,042	$2,059
Class C	Sold	$296	$606	$1,042	$2,254
	Held	$196	$606	$1,042	$2,254

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Invested in approximately 60% equity and 40% fixed income, this fund may be suitable for investors who want income and growth from one fund. For the fund’s equity allocation, the adviser utilizes a proprietary quantitative process in an effort to identify stocks with improving fundamentals and compelling valuations. For the fixed income allocation, the subadviser employs a value-oriented approach seeking to capitalize on individual issues and sectors, interest rate and trading opportunities that appear to offer the best value.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in “emerging market” countries, and may invest in companies of any size. The fund invests the fixed income portion of its portfolio primarily in investment grade bonds; however, it may invest in high yield-high risk fixed income securities (junk bonds). Normally, the fund’s dollar-weighted average duration will range between two and eight years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Emerging Markets Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

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High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

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U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 13.92%	Worst Quarter: Q4/2008: -14.51%	Year-to-date (6/30/2010): -6.06%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class C (4/19/2005)
Class A
Return Before Taxes	16.28%	0.87%	1.77%	—
Return After Taxes on Distributions	15.60%	-0.47%	0.33%	—
Return After Taxes on Distributions and Sale of Fund Shares	10.81%	0.32%	0.92%	—
Class B
Return Before Taxes	18.49%	1.32%	1.62%	—
Class C
Return Before Taxes	22.52%	—	—	2.01%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.11%
S&P 500® Index	26.46%	0.42%	-0.96%	1.41%
Balanced Benchmark	18.40%	2.52%	2.25%	3.20%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Balanced Benchmark consists of an allocation of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

>	David Dickerson, Senior Vice President of VIA, is a manager of the equity portion of the fund. Mr. Dickerson has been Portfolio Manager since March 2009.

>	Carlton Neel, Senior Vice President of VIA, is a manager of the equity portion of the fund. Mr. Neel has been Portfolio Manager since March 2009.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8435	6-11

The fund’s subadviser is Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”), an affiliate of VIA.

>	Robert L. Bishop, CFA, Chief Investment Officer for Core Plus Fixed Income at Newfleet, is a manager of the fixed income portion of the fund. Mr. Bishop has been Portfolio Manager since June 2009.

>	Kaushik Saha, Fixed Income Portfolio Manager at Newfleet, is a manager of the fund. Mr. Saha has been Co-Portfolio Manager since June 2009.

Purchase and Sale of Fund Shares

Purchase Minimums
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.